CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 15, 2005
                                 Date of Report
                        (Date of Earliest Event Reported)

                       Edgewater Foods International, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada
(State or other jurisdiction    (Commission  File Number)   (IRS Employer of
 incorporation)                                              Identification No.)

                              5552 WEST ISLAND HWY
                QUALICUM BEACH, BRITISH COLUMBIA, CANADA. V9K 2C8
               (Address of principal executive offices (zip code))

                                  (250)757-9811
              (Registrant's telephone number, including area code)

                                5031 GORDON SMITH
                              ROWLETT, TEXAS 75088
                               (Previous Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))


The registrant has previously filed its Current Report on Form 8-K, dated August 15, 2005, without certain financial information required by Item 9.01 (b) on such Form 8-K. The registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 9.01 of the Report dated August 15, 2005, is hereby amend to read as follows:

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01:  Financial Statements and Exhibits
---------------------------------------------

(a) Financial statements of business acquired

     The Audited Financial Statements for Island Scallops, Ltd as of August 31, 2004 and 2003, and for the years ended August 31, 2004 and 2003 are included following this Item 9.01(a).*

     The Unaudited Financial Statements for Island Scallops, Ltd. as of May 31, 2005 and for the nine months ended May 31, 2005 and 2004 are included following this Item 9.01 (a).*

     * Previously filed on Form 8-K dated August 15, 2005.

(b) Pro Forma financial information

     The Unaudited Pro Forma Financial information of Island Scallops, Ltd (Edgewater Foods International) and Heritage Management Corporation for the period ended May 31, 2005 and June 30, 2005, respectively, related to the acquisition of Island Scallops, Ltd (Edgewater Foods International) are included following this item 9.01 (b).


PRO FORMA COMBINING FINANCIAL STATEMENTS

The following pro forma balance sheet and income statement has been derived from the balance sheet and income statement of Heritage Management, Inc. at June 30, 2005 and adjusts such information to give the effect to the acquisition of Edgewater Foods International (Island Scallops, Ltd.) as if the acquisition had occurred at May 31, 2005. The pro forma balance sheet and income statement is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at May 31, 2005.



PRO FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)


                                                                       Heritage
                                                       Island         Management,
                                                    Scallops Ltd          Inc.    Adjustments           Proforma
                                                      May 31,           June 30,
                                                       2005              2005
                                                    (unaudited)       (unaudited)
                                                     ------------------------------------------------------------

ASSETS

Current assets:


    Cash                                              $   28,715   $    1,612   $   (1,612)       A   $    28,715

    Accounts receivable,                                   9,385         --           --                    9,385

    Loans receivable                                        --         10,000      (10,000)       A          --

    Inventory                                            237,371         --           --                  237,371

    Prepaid expenses                                       9,123         --           --                    9,123

    Advances and other current assets                       --         93,121      (93,121)       A          --
                                                     --------------------------------------            ----------



      Total current assets                               284,595      104,733     (104,733)               284,595

Property, plant and equipment                            909,023       18,909      (18,909)       A       909,023

Loans receivable                                          19,051       14,000      (14,000)       A        19,051

Investments in tenures                                     3,197         --           --                    3,197
                                                     --------------------------------------            ----------


Total assets                                          $1,215,865   $  137,642   $ (137,642)            $1,215,865
                                                     ======================================            ==========


LIABILITIES

Current Liabilities:


    Checks issued in excess of funds on deposit       $     --     $     --     $     --              $      --

    Bank indebtedness                                       --           --           --                     --

    Accounts payable and accrued liabilities             416,901        8,939       (8,939)       A       416,901

    Short term debt                                      679,480         --           --                  679,480

    Due to shareholder                                 3,107,412         --           --                3,107,412

    Current portion of long term debt                    948,811        6,018       (6,018)       A       948,811
                                                     --------------------------------------           -----------





    Total Current Liabilities                          5,152,604       14,957      (14,957)           $ 5,152,604

Long term debt                                           321,164       12,559      (12,559)       A       321,164
                                                     --------------------------------------           -----------


    Total Liabilities                                  5,473,768       27,516      (27,516)           $ 5,473,768

    SHARE CAPITAL AND DEFICIT

Stockholders' Equity

    Common stock                                               1        3,885       (2,300)       B        11,885

                                                                                    10,299        C

    Additional paid in capital                              --        174,965     (174,965)       A       (11,884)

                                                                                    (1,585)       B

    Accumulated Deficit                              $(4,200,130)     (68,724)      68,724            $(4,200,130)


    Accumulated other comprehensive income           $   (57,774)                                     $   (57,774)
                                                     --------------------------------------           -----------


    Total Stockholders' Equity                       $(4,257,903)     110,126     (110,126)            (4,257,903)


    Total Liabilities and Stockholders' Equity       $ 1,215,865      137,642     (137,642)           $ 1,215,865
                                                     ======================================           ===========



PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)


                                                             Heritage Management,
                                     Island Scallops Ltd            Inc.             Adjustments            Proforma
                                      Six Months Ended        Six Months Ended
                                          May 31,                 June 30,
                                           2005                    2005
                                       (unaudited)             (unaudited)
                                      ------------            ------------          ------------         ------------




Revenue                               $    307,914            $      6,957                (6,957)             307,914

Cost of goods sold                         288,282                    --                 288,282

                                      ------------            ------------          ------------         ------------



Gross profit (loss)                         19,632                   6,957                (6,957)              19,632





Expenses:
      General and administrative
expenses                                   173,771                  60,512               (60,512)             173,771

      Salaries and benefits                 54,661                    --                  54,661

      Stock compensation expense              --                      --                    --                   --

                                      ------------            ------------          ------------         ------------



                         Total             228,432                  60,512               (60,512)             228,432
                                      ------------            ------------          ------------         ------------



Loss from operations                      (208,800)                (53,555)               53,555             (208,800)
                                      ------------            ------------          ------------         ------------


Other income (expense):

      Interest (expense), net                 --                      --                    --

      Other income                            --                      --                    --

                                                              ------------          ------------         ------------


                Other income
(expense), net                                --                      --                    --

                                                              ------------          ------------         ------------


Net income (loss)                     $   (208,800)           $    (53,555)         $     53,555             (208,800)
                                      ------------            ------------          ------------         ------------



Foreign currency translation              (201,786)                   --                (201,786)

Total Comprehensive (loss)            $   (410,586)           $    (53,555)               53,555             (410,586)

                                      ------------            ------------          ------------         ------------


Net income (loss) per Share


      Basic and diluted               $      (0.02)           $      (0.01)                              $      (0.02)
                                      ------------            ------------          ------------         ------------


Weighted average shares outstanding

      Basic and diluted                 10,300,000               3,885,400            (2,300,000)          11,885,400

                                      ------------            ------------          ------------         ------------



UNAUDITED NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

On August 15, 2005, Heritage Management, Inc. ("Heritage"), a public sheet company as that term is defined in Rule 12b-2 of the Exchange Act, established under the laws of Nevada on June 12, 2000, completed a Share Exchange (the "Share Exchange") with Edgewater Foods International, Inc., the parent company of Island Scallops Ltd. an aquaculture company located in Vancouver Island, British Columbia. As a result of the Share Exchange, Edgewater Foods International became our wholly owned subsidiary. The shareholders of Edgewater now own the majority (92.30%) of our voting stock. To accomplish the Share Exchange, we issued an aggregate of 19,000,000 shares of our Common Stock on a one to one ratio in exchange for all of the issued and outstanding capital stock of Edgewater from the shareholders of Edgewater. The shares issued to the Edgewater Shareholders were issued to 17 accredited investors pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933, as amended for issuances not involving a public offering. Additionally, as a condition of the Share Exchange, E. Lee Murdoch, our controlling shareholder prior to the Share Exchange, agreed to cancel 2,300,000 shares of our Common Stock upon close of the Share Exchange. Pursuant to the Share Exchange Agreement, E. Lee Murdoch resigned as a Director of Heritage. The Share Exchange did not require the approval of our shareholders.


The transaction was regarded as a reverse merger whereby Edgewater Foods International was considered to be the accounting acquirer as it retained control of Heritage after the exchange.

All amounts of Heritage were reversed to net assets assumed by Edgewater Foods International, Inc. in the reverse merger were $0.



On June 29, 2005, Edgewater Foods International, Inc., a private holding company established under the laws of Nevada in order to acquire assets in the aquaculture industry, issued 10,300,000 shares of common stock tin exchange for 100% equity interest in Island Scallops, Ltd. As a result of the share exchange, Island Scallops, Ltd. become the wholly own subsidiary of Edgewater Foods International, Inc. As a result, the shareholders of Island Scallops owned a majority (54.21%) of the voting stock of Edgewater Foods International. The transaction was regarded as a reverse merger whereby Island Scallops was considered to be the accounting acquirer as its shareholders retained control of Edgewater Foods after the exchange, although Edgewater is the legal parent company. The share exchange was treated as a recapitalization of Edgewater. As such, Island Scallops (and its historical financial statements) is the continuing entity for financial reporting purposes.

The preceding unaudited pro forma combined the balance sheet represents the combined financial position of Edgewater Foods International as of May 31, 2005 as if the reverse merger acquisition occurred on May 31, 2005. The unaudited combined income statements give effect to the reverse acquisition of Edgewater Foods International by Heritage assuming that the reverse acquisition took place on June 1, 2005.

The unaudited pro forma combining financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the reverse acquisition of Edgewater Foods has been consummated as of the beginning of the period indicated, nor is necessarily indicative of the resulted of future operations.

Assumptions and Adjustments:

A) Per the terms of the Share Exchange and Bill of Sale of Heritage Funding Corporation and E. Lee Murdoch, Heritage delivered will zero assets and zero liabilities at time of closing.

B) Mr. E. Lee Murdoch agreed to cancel 2,300,000 shares which he owns, resulting in 1,585,400 shares issued and outstanding immediately before issuing 19,000,000 shares to the shareholders of Edgewater Foods International.

                  Total shares issued and outstanding at
                  June 20, 2005 per Form 10-QSB                        3,855,400
                  Cancellation of 2,300,000 shares owned
                   by Mr. E. Lee Murdoch                               2,300,000
                                                                      ----------

                  Total shares outstanding                             1,585,400

C) On August 15, 2005, Heritage issues 19,000,000 shares of common stock to the shareholders of Edgewater Foods International for 100% interest in Edgewater Foods International.

                  Total shares issued for Edgewater Foods             19,000,000
                  Adjustment for recapitalization of Edgewater
                   in conjunction with Island Scallops
                   (accounting acquirer) acquisition                   8,700,000
                                                                      ----------

                  Retroactive shares issued                           10,300,000

(c)      Exhibits

3.1      Amended and Restated Bylaws*

10.1 Share Exchange Agreement between Heritage Management Corporation and Edgewater Foods International, dated August 15, 2005.*

10.2 Bill of Sale between Heritage Management, Inc. and E. Lee Murdock, dated August 14, 2005.*

* Previously filed on Form 8-K dated August 15, 2005.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                            By:  /s/  Michael Boswell
                                                -------------------------------
                                                Michael Boswell
                                                Acting Chief Financial Officer